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                                                                    EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 24, 1996, except as to Note 11, which is as of May 9, 1996, appearing on page F-2 of Cholestech Corporation's Annual Report on Form 10-K for the year ended March 29, 1996.



/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

San Jose, California
February 24, 1997